                    EXHIBIT 10.34

                     THE TIMKEN COMPANY

               Restricted Share Agreement for
                    Nonemployee Directors

[GRANTEE], Grantee:

          The Timken Company (the "Company") pursuant to its Long-Term Incentive
Plan (as Amended and Restated as of February 6, 2004) (the "Plan") has this day granted to you, the above-named grantee, a total of [NUMBER] Common Shares of the Company ("Common Shares") subject to the following terms, conditions, limitations and restrictions:

          1.   Rights of Grantee.  The Common Shares subject to this grant shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in your name and endorsed with an appropriate legend referring to the restrictions hereinafter set forth.  You shall have all the rights of a shareholder with respect to such shares, including the right to vote the shares and receive all dividends paid thereon, provided that such shares, and any additional shares that you may become entitled to receive by virtue of a share dividend, a merger or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter set forth.

          2.   Restrictions on Transfer of Common Shares.  The Common Shares
subject to this grant may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by you, except to the Company, and shall be subject to forfeiture as herein provided until five years have elapsed from the date of this grant, except that (a) 20 percent of such shares shall become freely transferable and nonforfeitable at the end of each year from and after the date of this grant and (b) your rights with respect to such shares may be transferred by will or pursuant to the laws of descent and distribution.  Any purported transfer in violation of the provisions of this paragraph shall be null and void, and the purported transferee shall obtain no rights with respect to such shares.

          3.   Forfeiture of Awards.  All of the Common Shares subject to this grant that are then forfeitable shall be forfeited by you if your service as a member of the Board of Directors of the Company (a "Director") is terminated before the fifth anniversary of the date of this grant; provided, however, if your service as a Director of the Company is terminated before the fifth anniversary of the date of this grant as a result of your death or disability, or owing to your removal as a Director without cause, a portion of the shares covered by this grant that then remain forfeitable shall become freely transferable and nonforfeitable as follows:  that number of shares shall become freely transferable and nonforfeitable which bears the same ratio to the total number of shares subject to this grant that then remain forfeitable and would have become forfeitable at the next anniversary date as the number of full months from the date of this grant (or, if such service is terminated after the first anniversary of the date of this grant, then from the date of the latest anniversary) to the date of termination of such service bears to 12, and the balance of the shares subject to this grant shall be forfeited to the Company.

          4.   Retention of Certificates.  During the period in which the restrictions on transfer and risk of forfeiture provided in paragraphs 2 and 3 above are in effect, the certificates representing the Common Shares covered by this grant shall be retained by the Company, together with the accompanying stock power signed by you and endorsed in blank.

                        1

CLI-1223277v2

          5.   Change in Control.  Upon any change in control of the Company, the restrictions on transfer and risk of forfeiture provided in paragraphs 2 and
3 above shall lapse and terminate with respect to all of the Common Shares that are subject to this grant to which such restriction and risk then remain applicable.  For purposes of this grant, the term "change in control" shall mean the occurrence of any of the following events:

     (a)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of
          beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either:  (i) the then-
          outstanding Common Shares or (ii) the combined voting power of the then- outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Shares"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a change in control:  (A) any acquisition directly from the Company, (B) any acquisition by the
          Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or
          (D) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
          Section 5; or

     (b)  Individuals who, as of the date hereof, constitute the Board (the
          "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the
          Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the
          Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and Voting Shares immediately prior to such
          Business Combination beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business
          Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the

                             2

CLI-1223277v2

          Company's assets either directly or through one or more subsidiaries)
          in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Common Shares and Voting Shares of the Company, as the case may be, (ii) no Person (excluding any entity resulting from such Business
          Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such
          Business Combination) beneficially owns, directly or indirectly, 30%
          or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          6.   Severability.  If any provision of this Agreement or the
application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent)
necessary to make it enforceable, valid and legal.

          7.   Processing of Information.  Information about the Grantee and the
Grantee's participation in the Plan may be collected, recorded and held, used and disclosed for any purpose related to the administration of the Plan.  The
Grantee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within the Grantee's country or elsewhere, including the United States of America.  The Grantee consents to the processing of information relating to the Grantee and the Grantee's participation in the Plan in any one or more of the ways referred to above.

          8.   Relation to Plan.  Capitalized terms used herein without
definition shall have the meanings assigned to them in the Plan.

          Dated this ____ day of ______________________, 200_

                                   THE TIMKEN COMPANY

                                  By:___________________________
                                        Name:
                                        Title:

                                3

CLI-1223277v2

Accepted and agreed to: _________________
Dated:_____________________

                                       4

CLI-1223277v2